CASH, CASH EQUIVALENTS AND SHORT AND LONG TERM INVESTMENTS	12 Months Ended
Dec. 31, 2021
Investments And Cash [Abstract]
CASH, CASH EQUIVALENTS AND SHORT AND LONG TERM INVESTMENTS

NOTE 5-CASH, CASH EQUIVALENTS AND SHORT AND LONG TERM INVESTMENTS

Cash and cash equivalents, consisting primarily of bank deposits and money market funds, are recorded at cost which approximates fair value because of the short-term nature of these instruments.

Short-term investments consist of available-for-sale securities and held to maturity investments with original maturities longer than three months and less than twelve months when acquired. Long-term investments consist of cost and equity method investments in privately held companies.

The Company recognizes an impairment charge when a decline in the fair value of its investments below the cost basis is judged to be other-than-temporary. In making this determination, the Company reviews several factors to determine whether the losses are other-than-temporary, including but not limited to: (i) the length of time the investment was in an unrealized loss position, (ii) the extent to which fair value was less than cost, (iii) the financial condition and near term prospects of the issuer, and (iv) the Company’s intent and ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in fair value.

The following table shows the break-down of the Company’s total short-term investment and long-term investments as of December 31, 2021 and December 31, 2020:

	Accounting	December 31,	December 31,
	Method	2021	2020
		(in thousands)
GCT Semiconductor	Cost	$—	$—
UiTV Media Inc.	Equity	—	—
UTStarcom Hong Kong Holdings Ltd	AFS	—	2,100
Total Investments		$—	$2,100

GCT Semiconductor

In October 2004, the Company invested $3.0 million in Series D preferred convertible stock of GCT Semiconductor, Inc., or GCT, which designs, develops and markets integrated circuit products for the wireless communications industry. This investment represents approximately a 0.4% interest in GCT. The Company assesses the fair value every year-end. In 2012 and 2016, the Company recorded $2.1 million and $0.8 million investment impairment, respectively. As of December 31, 2016, the book value of the investment was zero.

UiTV Media Inc. or UiTV

On October 16, 2010, the Company invested $30.0 million in UiTV Media Inc., or (“UiTV”), $10.0 million of which was paid by the Company’s common shares that it had the repurchase rights and $20.0 million of which was paid by cash. The Company recorded this transaction as an acquisition because the Company owned 75% interest of UiTV and had effective control. The transactions closed on November 8, 2010. On April 15, 2012, the Company exercised its repurchase right, and this triggered deconsolidation of UiTV from the Company’s consolidated financial statements starting from June 21, 2012 as the Company lost the effective control due to reduced ownership from 75% to 49% and loss of a Board of Directors seat. As the result, the Company accounted for this investment using the equity method. From December 3, 2012 to December 31, 2015, the Company purchased $35.1 million convertible bonds that bear interest at 6.5% per annum with various maturity dates, and subsequently all maturity dates were extended to December 31, 2015. In 2013 and 2014, the Company recorded a total of $9.6 million and $5.3 million, respectively, in losses for the preferred stock investment to reflect 49% interest in UiTV losses. After the value of the preferred shares was reduced to zero, the Company started to record 100% of UiTV losses against our convertible bond investment balance until the carrying value of the convertible bond investment balance was reduced to zero. Therefore, in 2014 and 2015, the Company recorded $3.6 million and $14.0 million in losses to reflect 100% of UiTV losses. At every year-end, the Company assessed the fair value of the UiTV, and recorded impairment charges of $9.1 million, $2.4 million and $6.0 million in 2013, 2014 and 2015, respectively. The convertible bond investments balance was reduced to zero as of December 31, 2015.

UTStarcom Hong Kong Holdings Ltd.,

On August 31, 2012, the Company completed the sale of our IPTV business to UTStarcom Hong Kong Holdings Ltd. to its former Chief Executive Officer. On the same day, the Company purchased a $20.0 million Convertible Bond from UTStarcom Hong Kong Holdings Ltd. which bears interest at 6.5% per annum and matured on August 31, 2017. On April 7, 2015, the Company entered an agreement with UTStarcom Hong Kong Holdings Ltd. for the conversion of the $20.0 million Convertible Bond. Pursuant to the agreement, UTStarcom Hong Kong Holdings Ltd. paid $10.0 million in cash as partial repayment of the principal of the Convertible Bond. The remaining principal and interest of the Convertible Bond were converted to 14% of equity interest of UTStarcom Hong Kong Holdings Ltd. The Company used the cost method to account for this investment. The Company assesses the fair value impairment every year-end. In 2015, the Company recorded $6.5 million investment impairment. During 2018 and 2019, the Company assessed the fair value of UTStarcom Hong Kong Holdings Ltd. and recorded a $0.4 million and nil impairment charge. As of December 31, 2019, the recorded value of this investment was $3.1 million. On December 17, 2020, the Company signed an agreement with Eagle Field Holding Limited to sale of 14% interest (“equity interest”) of UTStarcom Hong Kong Holdings Limited for a consideration of $2.1 million which will be paid on March 31, 2021. As the result, the Company recorded $1.0 million impairment loss during 2020 and reclassified this investment as short-term investment as at December 31, 2020. On March 31, 2021, the Company received $2.1 million from buyer.

Aceland Investment Limited

In December 2010, the Company invested $2.1 million into Aceland Investments Limited (“Aceland”). In the second quarter of 2011, the Company extended a shareholder loan to Aceland in the amount of $7.1 million with a maturity date of December 31, 2015. The Company owned an approximately 35% interest in Aceland and accounted for the investment in Aceland using the equity method.

In 2015, the Company recorded a $1.0 million impairment charge on the Aceland investment. In 2016, the Company received $6.7 million cash from Aceland as partial repayment of the loan balance and the Company realized a $1.0 million gain of foreign exchange. In 2017 and 2018, the Company realized a $0.2 million and $0.3 million equity loss as a result of the depreciation of the US Dollar deposit, respectively. As of December 31, 2018, the book value of the investment was $2.1 million. In October 2019, the Board of Aceland approved a resolution to reduce its shares capital and was expected to repurchase our full investment in Aceland within one year. As the result, the Company classified this investment as a trading security in the short-term investment account in the amount of $2.1 million at December 31, 2019. In March 2020, Aceland repurchased all the Company’s investment and the Company recorded a $0.3 million gain in other income.

AioTV Inc.

In November 2012, the Company invested $8.0 million in Series B Preferred Stock of AioTV Inc, (“AioTV”), representing a 44% equity interest of AioTV. The Preferred Stock was classified as available-for-sale security as it was not considered to be in-substance common stock due to the redemption feature. In December 2015 and October 2016, the Company invested in a convertible bond of $0.5 million that matured on March 28, 2017 and of $0.3 million that matured on October 6, 2017, respectively. All convertible bonds bear interest at 10.0% per annum. During 2016, the Company assessed the fair value of the investment, and recorded a $4.3 million impairment charge relating to this investment. On May 30, 2017, the Company converted all the existing Preferred Shares of AioTV into common shares of AioTV, and converted $0.5 million convertible bond issued in December 2015 into common shares of AioTV. After this conversion, the Company deemed to have significant influence in AioTV and began to use the equity method to account for the investment in AioTV. On the same day, the Company signed a “Note Purchase Agreement” with AioTV. Pursuant to the agreement, the valuation cap of AioTV was reduced to $0.16 million, and the Company promised to purchase a $0.8 million convertible promissory note including $0.32 million of existing convertible bond issued in October 2016. As the result of these transactions, the Company recorded $1.3 million investment impairment in the second quarter of 2017. The Company invested $0.1 million and $0.38 million in the second and third quarter of 2017, respectively, in the convertible promissory note. In the third quarter of 2017, the Company recorded $0.1 million in losses for the common stock investment to reflect its 45% share of AioTV’s losses. After the common stock was reduced to zero, the Company started and continued to record its 45% share of AioTV’s losses against its convertible promissory note until the carrying value of the convertible promissory note investment balance is reduced to zero. In the third and fourth quarters of 2017, the Company recorded $0.2 million and $0.2 million respectively in losses to reflect its 45% share of AioTV’s losses. At 2017 year-end, the Company assessed the fair value of AioTV, and concluded that a $0.4 million impairment charge to this investment was necessary. As of December 31, 2017, the book value of this investment was zero. On December 19, 2018, the Company entered into the assignment and assumption agreement to transfer the Company’s all equity interests and debt interests in AioTV to a third party for cash consideration of $1 by the buyer. This transaction was closed on April 11, 2019.

Fair Value Measurements

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. The accounting guidance also establishes a three-tier fair value hierarchy which requires the Company to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value. The fair value hierarchy prioritizes the inputs into three levels that may be used in measuring fair value as follows:

Level 1-observable inputs such as quoted prices in active markets for identical assets or liabilities.

Level 2-inputs other than the quoted prices in active markets for identical assets or liabilities that are observable either directly or indirectly.

Level 3-unobservable inputs based on the Company’s assumptions.

The Company’s financial instruments consist principally of cash and cash equivalents, short-term investments, restricted cash, accounts receivable, long-term investments, accounts payable and certain accrued expenses. Short-term investments consist of bank notes, term deposits and hold for trading with maturities longer than three months and less than one year when acquired. As of December 31, 2021, the respective carrying values of financial instruments except for long-term investments approximated their fair values based on their short-term maturities.

There were no financial assets measured and recognized at fair value on a recurring basis and classified under the appropriate level of the fair value hierarchy for the year ended December 31, 2021 and 2020.

The following is the change in value of financial assets using unobservable inputs (Level 3) for the year ended December 31, 2021.

Amount
In thousands
As of December 31, 2020	$2,100
Less: Proceeds from sales of short-term investment	(2,100)
As of December 31, 2021	$—